Exhibit 99.1

Outset Medical Reports Third Quarter 2022 Financial Results

Revenue Grows 10.8% from Q2 to $27.8 million; Gross Margin Expands to 15.6%

2022 Revenue Guidance Raised to $111 million to $113 million

San Jose, CA – November 8, 2022 – Outset Medical, Inc. (Nasdaq: OM) (“Outset” or the “Company”), a medical technology company pioneering a first-of-its-kind technology to reduce the cost and complexity of dialysis, today reported financial results for the third quarter ended September 30, 2022.

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Recorded net revenue of $27.8 million in the third quarter of 2022, a 5.5% increase compared to $26.3 million in the third quarter of 2021 and a 10.8% increase compared to $25.1 million in the second quarter of 2022

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Achieved gross margin for the third quarter of 2022 of 15.6%, compared to 11.2% in the third quarter of 2021 and 15.1% in the second quarter of 2022

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Resumed shipments to new home patients, and grew the Tablo home patient base beyond initial expectations for the third quarter

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Awarded five-year contract by the Department of Veterans Affairs, enabling Tablo to be sold into the 106 VA hospitals across the U.S. as well as into home settings

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Strengthened balance sheet and extended cash runway by securing up to $300 million in debt financing

“Our third quarter results reflect the value Tablo is delivering in both the acute and home settings, with console shipments exceeding our initial expectations,” said Leslie Trigg, Chair and Chief Executive Officer of Outset. “While we have seen staffing and inflationary pressures persist for our provider customers, we believe our continued expansion in the acute setting and our strong start to rebuilding the home patient pipeline reflects patient preference for Tablo and strong demand across end markets.”

Third Quarter 2022 Financial Results

Revenue for the third quarter of 2022 was $27.8 million, compared to $26.3 million in the third quarter of 2021. Product revenue for the third quarter of 2022 was $21.7 million, compared to $21.8 million in the third quarter of 2021. Service and other revenue for the third quarter of 2022 was $6.0 million, representing an increase of 34.0% compared to $4.5 million in the third quarter of 2021.

Total gross profit for the third quarter of 2022 was $4.3 million, compared to $2.9 million for the third quarter of 2021. Total gross margin for the third quarter of 2022 was 15.6%, compared to 11.2% in the third quarter of 2021. On a non-GAAP basis, gross margin for the third quarter of 2022 improved to 16.4% from 11.4% in the third quarter of 2021. Product gross profit for the third quarter of 2022 was $2.1 million, compared to $1.3 million of product gross profit in the third quarter of 2021. Product gross margin for the third quarter of 2022 was 9.7%, compared to 5.9% in the third quarter of 2021. Service and other gross profit for the third quarter of 2022 was $2.2 million, compared to $1.6 million of service and other gross profit in the third quarter of 2021. Service and other gross margin for the third quarter of 2022 was 37.0%, compared to 36.7% in the third quarter of 2021.

Operating expenses for the third quarter of 2022 were $45.3 million, including research and development (R&D) expenses of $13.1 million, sales and marketing (S&M) expenses of $22.3 million, and general and administrative (G&A) expenses of $10.0 million. This compared to operating expenses of $33.1 million, including R&D expenses of $9.7 million, S&M expenses of $15.7 million, and G&A expenses of $7.6 million in the third quarter of 2021.

Excluding stock-based compensation expense, non-GAAP operating expenses for the third quarter of 2022 were $38.1 million, including R&D expenses of $11.1 million, S&M expenses of $19.4 million, and G&A expenses of $7.6 million.

Third quarter 2022 net loss was ($40.8) million, or ($0.85) per share, compared to net loss of ($30.5) million, or ($0.65) per share, for the same period in 2021. On a non-GAAP basis, net loss for the third quarter of 2022 was ($33.4) million, or ($0.70) per share, compared to non-GAAP net loss of ($27.6) million, or ($0.59) per share for the same period in 2021.

Total cash, including restricted cash, cash equivalents and short-term investments, was $260.8 million as of September 30, 2022.

Full Year 2022 Financial Guidance

Outset now projects revenue for 2022 of $111 million to $113 million, which represents 8% to 10% growth over 2021. This updated guidance compares to prior 2022 guidance of $105 million to $110 million.

Webcast and Conference Call Details

Outset will host a conference call today, November 8, 2022, at 2:00 p.m. PT / 5:00 p.m. ET to provide a business update and discuss its third quarter 2022 financial results. Those interested in listening to the conference call may do so by registering online. Once registered, participants will receive dial-in numbers and a unique pin to join the call. A live webcast of the conference call will be available on the Investor Relations section of the Company's website at https://investors.outsetmedical.com. The webcast will be archived on the website following the completion of the call.

Use of Non-GAAP Financial Measures

The Company may report non‐GAAP results for gross profit/loss, gross margin, operating expenses, operating margins, net income/loss, basic and diluted net income/loss per share, other income/loss, and cash flows. These non-GAAP financial measures are in addition to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company’s financial measures under GAAP include stock-based compensation expense, as listed in the itemized reconciliations between GAAP and non‐GAAP financial measures included in this press release. Management has excluded the effects of this non-cash expense item in non‐GAAP measures to assist investors in analyzing and assessing past and future operating performance and period-to-period comparisons. There are limitations related to the use of non-GAAP financial measures because they are not prepared in accordance with GAAP, may exclude significant expenses required by GAAP to be recognized in the Company’s financial statements, and may not be comparable to non-GAAP financial measures used by other companies. The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non‐GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non‐GAAP results are presented in the Appendix A of this press release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements include, but are not limited to, statements about the Company’s possible or assumed future results of operations and financial position, including expectations regarding projected revenues (including sales into the home market and such sales as a percentage of revenues), gross margin, operating expenses, capital expenditures, profitability and outlook; statements regarding the Company’s overall business strategy, plans and objectives of management; the Company’s expectations regarding the market sizes and growth potential for Tablo and the total addressable market opportunities for Tablo; continued execution of the Company’s initiatives designed to reduce the cost of producing and shipping Tablo devices and its ability to achieve projected cost reductions at the level or within the timeframe estimated; the Company’s expectations with respect to anticipated benefits of the TPNIES approval, as well as the Company’s expectations regarding the impact of the COVID-19 pandemic and other macroeconomic factors on the Company as well as the impact on its customers and suppliers. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results or other events to differ materially from those contemplated in this press release can be found in the Risk

Factors section of the Company’s public filings with the Securities and Exchange Commission, including its latest annual and quarterly reports. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and, except to the extent required by law, the Company undertakes no obligation to update these statements, whether as a result of any new information, future developments or otherwise.

About Outset Medical, Inc.

Outset is a medical technology company pioneering a first-of-its-kind technology to reduce the cost and complexity of dialysis. The Tablo® Hemodialysis System, FDA cleared for use from the hospital to the home, represents a significant technological advancement that transforms the dialysis experience for patients and operationally simplifies it for providers. Tablo serves as a single enterprise solution that can be utilized across the continuum of care, allowing dialysis to be delivered anytime, anywhere and by anyone. The integration of water purification and on-demand dialysate production enables Tablo to serve as a dialysis clinic on wheels, with 2-way wireless data transmission and a proprietary data analytics platform powering a new holistic approach to dialysis care. Tablo is a registered trademark of Outset Medical, Inc.

Investor Contact

Jim Mazzola

Outset Medical

858-342-8272

jmazzola@outsetmedical.com

Lynn Lewis or Brian Johnston

Gilmartin Group
investors@outsetmedical.com

Media Contact

Nicole Shannon

Director, Marketing Communications for Outset Medical

nshannon@outsetmedical.com

Outset Medical, Inc.

Condensed Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue:
Product revenue	$21,739	$21,824	$67,024	$60,662
Service and other revenue	6,022	4,494	16,344	13,788
Total revenue	27,761	26,318	83,368	74,450
Cost of revenue:
Cost of product revenue (2)	19,632	20,526	60,460	63,180
Cost of service and other revenue	3,793	2,846	10,348	6,983
Total cost of revenue	23,425	23,372	70,808	70,163
Gross profit (1)	4,336	2,946	12,560	4,287
Gross margin (1)	15.6%	11.2%	15.1%	5.8%
Operating expenses:
Research and development (2)	13,059	9,729	37,411	25,331
Sales and marketing (2)	22,276	15,726	65,851	42,079
General and administrative (2)	10,000	7,629	30,493	26,597
Total operating expenses	45,335	33,084	133,755	94,007
Loss from operations	(40,999)	(30,138)	(121,195)	(89,720)
Other income (expense):
Interest income and other income, net	805	99	1,384	375
Interest expense	(567)	(431)	(1,470)	(1,284)
Loss before provision for income taxes	(40,761)	(30,470)	(121,281)	(90,629)
Provision for income taxes	20	—	231	74
Net loss	$(40,781)	$(30,470)	$(121,512)	$(90,703)

Net loss per share, basic and diluted	$(0.85)	$(0.65)	$(2.54)	$(1.96)
Shares used in computing net loss per share, basic and diluted	48,129	46,588	47,835	46,252

(1) Gross profit and gross margin by source consisted of the following:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Gross profit
Product revenue	$2,107	$1,298	$6,564	$(2,518)
Service and other revenue	2,229	1,648	5,996	6,805
Total gross profit	$4,336	$2,946	$12,560	$4,287
Gross margin
Product revenue	9.7%	5.9%	9.8%	(4.2)%
Service and other revenue	37.0%	36.7%	36.7%	49.4%
Total gross margin	15.6%	11.2%	15.1%	5.8%

(2) Include stock-based compensation expense as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Cost of revenue	$210	$64	$493	$201
Research and development	1,919	760	4,885	2,568
Sales and marketing	2,870	1,207	7,440	4,001
General and administrative	2,431	833	7,032	5,883
Total stock-based compensation expense	$7,430	$2,864	$19,850	$12,653

Outset Medical, Inc.

Condensed Balance Sheets

(in thousands, except per share amounts)

	September 30,	December 31,
	2022	2021
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$63,877	$182,348
Short-term investments	163,640	157,140
Accounts receivable, net	22,512	25,600
Inventories	55,260	39,185
Prepaid expenses and other current assets	4,714	5,529
Total current assets	310,003	409,802
Restricted cash	33,311	33,311
Property and equipment, net	15,617	12,964
Operating lease right-of-use assets	6,405	7,231
Other assets	386	156
Total assets	$365,722	$463,464
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,444	$1,763
Accrued compensation and related benefits	19,273	24,948
Accrued expenses and other current liabilities	16,370	13,789
Accrued warranty liability	3,456	3,704
Deferred revenue, current	7,825	6,340
Operating lease liabilities, current	1,276	1,151
Total current liabilities	49,644	51,695
Accrued interest, noncurrent	1,081	721
Deferred revenue, noncurrent	142	312
Operating lease liabilities, noncurrent	5,924	6,893
Term loan, noncurrent	29,828	29,762
Total liabilities	86,619	89,383
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, and no shares issued and outstanding as of September 30, 2022 and December 31, 2021	—	—
Common stock, $0.001 par value; 300,000 shares authorized as of September 30, 2022 and December 31, 2021; 48,295 and 47,241 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	48	47
Additional paid-in capital	1,027,495	1,000,212
Accumulated other comprehensive loss	(934)	(184)
Accumulated deficit	(747,506)	(625,994)
Total stockholders' equity	279,103	374,081
Total liabilities and stockholders' equity	$365,722	$463,464

Outset Medical, Inc.

Condensed Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2022	2021
Net cash used in operating activities	$(111,222)	$(97,588)
Net cash used in investing activities	(14,547)	(126,089)
Net cash provided by financing activities	7,298	159,213
Net decrease in cash, cash equivalents and restricted cash	(118,471)	(64,464)
Cash, cash equivalents and restricted cash at beginning of the period	215,659	328,283
Cash, cash equivalents and restricted cash at end of the period (1)	$97,188	$263,819

(1) The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the accompanying condensed balance sheets that sum to the total of the amounts shown in the accompanying condensed statements of cash flows (in thousands):

	September 30,
	2022	2021
Cash and cash equivalents	$63,877	$230,508
Restricted cash	33,311	33,311
Total cash, cash equivalents and restricted cash*	$97,188	$263,819

* The total cash, including restricted cash, cash equivalents and investment securities as of September 30, 2022 was $260.8 million; compared to $406.4 million as of September 30, 2021.

Appendix A

Outset Medical, Inc.

Results of Operations – Non-GAAP

(in thousands, except per share amounts)

(unaudited)

Reconciliation between GAAP and non-GAAP net loss per share:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP net loss per share, diluted	$(0.85)	$(0.65)	$(2.54)	$(1.96)
Stock-based compensation expense	0.15	0.06	0.41	0.27
Non-GAAP net loss per share, diluted	$(0.70)	$(0.59)	$(2.13)	$(1.69)

Reconciliation between GAAP and non-GAAP net loss:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP net loss, diluted	$(40,781)	$(30,470)	$(121,512)	$(90,703)
Stock-based compensation expense	7,430	2,864	19,850	12,653
Non-GAAP net loss, diluted	$(33,351)	$(27,606)	$(101,662)	$(78,050)

Reconciliation between GAAP and non-GAAP results of operations:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP gross profit	$4,336	$2,946	$12,560	$4,287
Stock-based compensation expense	210	64	493	201
Non-GAAP gross profit	$4,546	$3,010	$13,053	$4,488

GAAP gross margin	15.6%	11.2%	15.1%	5.8%
Stock-based compensation expense	0.8	0.2	0.6	0.3
Non-GAAP gross margin	16.4%	11.4%	15.7%	6.1%

GAAP research and development expense	$13,059	$9,729	$37,411	$25,331
Stock-based compensation expense	(1,919)	(760)	(4,885)	(2,568)
Non-GAAP research and development expense	$11,140	$8,969	$32,526	$22,763

GAAP sales and marketing expense	$22,276	$15,726	$65,851	$42,079
Stock-based compensation expense	(2,870)	(1,207)	(7,440)	(4,001)
Non-GAAP sales and marketing expense	$19,406	$14,519	$58,411	$38,078

GAAP general and administrative expense	$10,000	$7,629	$30,493	$26,597
Stock-based compensation expense	(2,431)	(833)	(7,032)	(5,883)
Non-GAAP general and administrative expense	$7,569	$6,796	$23,461	$20,714

GAAP total operating expense	$45,335	$33,084	$133,755	$94,007
Stock-based compensation expense	(7,220)	(2,800)	(19,357)	(12,452)
Non-GAAP total operating expense	$38,115	$30,284	$114,398	$81,555